UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (date of earliest event reported): October 4, 2005

                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
                   (State or other jurisdiction of incorporation)

       000-20175                                       01-0469607
      (Commission                                     (IRS Employer
       File Number)                                  Identification No.)


                1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)       (Zip Code)

                                (207) 942-5273
                        Registrant's telephone number,
                             including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))




                                       1


Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 4, 2005, Mr. Mark Dumouchel resigned as a director of Nyer Medical Group, Inc. (the "Company").

As reported in the Form 10-K of the Company filed with the Securities and Exchange Commission on September 27, 2005, the Company and the minority shareholders of D.A.W., Inc. (which shareholder group includes Mr. Dumouchel) are presently attempting to negotiate employment agreements and/or a buyout agreeable to all parties. Mr. Dumouchel believes that a conflict of interest may exist if he continues as a member of the board of directors of the Company during these negotiations, and, therefore, he decided to resign his position as a director of the Company to avoid this potential conflict.









































                                       2

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            Nyer Medical Group, Inc.


 Date: October 4, 2005                      By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Executive Officer

































                                        3